                                                               Sub-Item 77Q1(e)

                            MEMORANDUM OF AGREEMENT
                            (ADVISORY FEE WAIVERS)

     This Memorandum of Agreement is entered into as of the effective date on the attached Exhibit A and B (each an "Exhibit" or, collectively the "Exhibits"), between AIM Counselor Series Trust (Invesco Counselor Series Trust), AIM Equity Funds (Invesco Equity Funds), AIM Funds Group (Invesco Funds Group), AIM Growth Series (Invesco Growth Series), AIM International Mutual Funds (Invesco International Mutual Funds), AIM Investment Funds (Invesco Investment Funds), AIM Investment Securities Funds (Invesco Investment Securities Funds), AIM Sector Funds (Invesco Sector Funds), AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds), AIM Treasurer's Series Trust (Invesco Treasurer's Series Trust), AIM Variable Insurance Funds (Invesco Variable Insurance Funds), Invesco Advantage Municipal Income Trust II, Invesco Bond Fund, Invesco California Value Municipal Income Trust, Invesco Dynamic Credit Opportunities Fund, Invesco Exchange Fund, Invesco High Income 2023 Target Term Fund, Invesco High Income Trust II, Invesco Management Trust, Invesco Municipal Income Opportunities Trust, Invesco Municipal Opportunity Trust, Invesco Municipal Trust, Invesco Pennsylvania Value Municipal Income Trust, Invesco Quality Municipal Income Trust, Invesco Securities Trust, Invesco Senior Income Trust, Invesco Trust for Investment Grade Municipals, Invesco Trust for Investment Grade New York Municipals and Invesco Value Municipal Income Trust (each a "Trust" or, collectively, the "Trusts"), on behalf of the funds listed on the Exhibits to this Memorandum of Agreement (the "Funds"), and Invesco Advisers, Inc. ("Invesco"). Invesco shall and hereby agrees to waive fees of the Funds, on behalf of their respective classes as applicable, severally and not jointly, as indicated in the Exhibits.

     For and in consideration of the mutual terms and agreements set forth herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Invesco agrees that until at least the expiration date set forth on Exhibit A (the "Expiration Date") and with respect to those Funds listed on the Exhibit, Invesco will waive its advisory fees at the rate set forth on the Exhibit.

     For and in consideration of the mutual terms and agreements set forth herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Trusts and Invesco agree as follows:

     1. Invesco agrees that until the expiration date, if any, of the commitment set forth on the attached Exhibit B occurs, as such Exhibit B is amended from time to time, Invesco will waive advisory fees payable by an Investing Fund (defined below) in an amount equal to 100% of the net advisory fee Invesco receives on the Uninvested Cash (defined below) from the Affiliated Money Market Fund (defined below) in which the Investing Fund invests (the "Waiver").

         i. Invesco's Fund Accounting Group will calculate, and apply, the Waiver monthly, based upon the average investment of Uninvested Cash made by the Investing Fund during the previous month in an Affiliated Money Market Fund.

         ii. The Waiver will not apply to those Investing Funds that do not charge an advisory fee, either due to the terms of their advisory agreement, or as a result of contractual or voluntary fee waivers.

         iii. The Waiver will not apply to cash collateral for securities lending.

         For purposes of the paragraph above, the following terms shall have the following meanings:

         (a) "Affiliated Money Market Fund" - any existing or future Trust that holds itself out as a money market fund and complies with Rule 2a-7 under the Investment Company Act of 1940, as amended;

         (b) "Investing Fund" - any Fund investing Cash Balances and/or Cash Collateral in an Affiliated Money Market Fund; and

         (c) "Uninvested Cash" - cash available and uninvested by a Trust that may result from a variety of sources, including dividends or interest received on portfolio securities, unsettled securities transactions, strategic reserves, matured investments, proceeds from liquidation of investment securities, dividend payments, or new investor capital.

     2. Neither a Trust nor Invesco may remove or amend the Waiver to a Trust's detriment prior to the Expiration Date without requesting and receiving the approval of the Board of Trustee of the applicable Fund's Trust to remove or amend such Waiver. Invesco will not have any right to reimbursement of any amount so waived.

    Subject to the foregoing paragraphs, Invesco agrees to review the then-current waivers for each class of the Funds listed on the Exhibits on a date prior to the Expiration Date to determine whether such waivers should be amended, continued or terminated. The waivers will expire upon the Expiration Date unless Invesco has agreed to continue them. The Exhibits will be amended to reflect any such agreement.

    It is expressly agreed that the obligations of the Trusts hereunder shall not be binding upon any of the Trustees, shareholders, nominees, officers, agents or employees of the Trusts personally, but shall only bind the assets and property of the Funds, as provided in each Trust's Agreement and Declaration of Trust. The execution and delivery of this Memorandum of Agreement have been authorized by the Trustees of each Trust, and this Memorandum of Agreement has been executed and delivered by an authorized officer of each Trust acting as such; neither such authorization by such Trustees nor such execution and delivery by such officer shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the assets and property of the Funds, as provided in each Trust's Agreement and Declaration of Trust.

    IN WITNESS WHEREOF, each of the Trusts, on behalf of itself and its Funds listed in Exhibit A and B to this Memorandum of Agreement, and Invesco have entered into this Memorandum of Agreement as of the Effective Date on the attached Exhibits.

AIM COUNSELOR SERIES TRUST (INVESCO COUNSELOR SERIES TRUST)
AIM EQUITY FUNDS (INVESCO EQUITY FUNDS)
AIM FUNDS GROUP (INVESCO FUNDS GROUP)
AIM GROWTH SERIES (INVESCO GROWTH SERIES)
AIM INTERNATIONAL MUTUAL FUNDS (INVESCO INTERNATIONAL MUTUAL FUNDS) AIM INVESTMENT FUNDS (INVESCO INVESTMENT FUNDS)
AIM INVESTMENT SECURITIES FUNDS (INVESCO INVESTMENT SECURITIES FUNDS) AIM SECTOR FUNDS (INVESCO SECTOR FUNDS)
AIM TAX-EXEMPT FUNDS (INVESCO TAX-EXEMPT FUNDS)
AIM TREASURER'S SERIES TRUST (INVESCO TREASURER'S SERIES TRUST)
AIM VARIABLE INSURANCE FUNDS (INVESCO VARIABLE INSURANCE FUNDS) INVESCO ADVANTAGE MUNICIPAL INCOME TRUST II
INVESCO BOND FUND
INVESCO CALIFORNIA VALUE MUNICIPAL INCOME TRUST
INVESCO DYNAMIC CREDIT OPPORTUNITIES FUND
INVESCO EXCHANGE FUND
INVESCO HIGH INCOME 2023 TARGET TERM FUND
INVESCO HIGH INCOME TRUST II
INVESCO MANAGEMENT TRUST
INVESCO MUNICIPAL INCOME OPPORTUNITIES TRUST
INVESCO MUNICIPAL OPPORTUNITY TRUST
INVESCO MUNICIPAL TRUST
INVESCO PENNSYLVANIA VALUE MUNICIPAL INCOME TRUST
INVESCO QUALITY MUNICIPAL INCOME TRUST
INVESCO SECURITIES TRUST
INVESCO SENIOR INCOME TRUST
INVESCO TRUST FOR INVESTMENT GRADE MUNICIPALS
INVESCO TRUST FOR INVESTMENT GRADE NEW YORK MUNICIPALS
INVESCO VALUE MUNICIPAL INCOME TRUST

on behalf of the Funds listed in
the Exhibit to this Memorandum of
Agreement

By:     /s/ John M. Zerr
        --------------------------
Title:  Senior Vice President

INVESCO ADVISERS, INC.

By:     /s/ John M. Zerr
        --------------------------
Title:  Senior Vice President

                         EXHIBIT A TO ADVISORY FEE MOA

AIM COUNSELOR
SERIES TRUST
(INVESCO COUNSELOR                                                                     EXPIRATION
SERIES TRUST)                       WAIVER DESCRIPTION                  EFFECTIVE DATE    DATE
------------------   -------------------------------------------------- -------------- ----------
Invesco Strategic    Invesco will waive advisory fees in an amount        4/30/2014    06/30/2018
Real Return Fund     equal to the advisory fees earned on underlying
                     affiliated investments

AIM INVESTMENT
FUNDS (INVESCO                                                                         EXPIRATION
INVESTMENT FUNDS                    WAIVER DESCRIPTION                  EFFECTIVE DATE    DATE
----------------     -------------------------------------------------- -------------- ----------
Invesco              Invesco will waive advisory fees in an amount         02/24/15    06/30/2018
Balanced-Risk        equal to the advisory fees earned on underlying
Commodity Strategy   affiliated investments
Fund

Invesco Global       Invesco will waive advisory fees in an amount        12/17/2013   06/30/2018
Targeted Returns     equal to the advisory fees earned on underlying
Fund                 affiliated investments

AIM TREASURER'S
SERIES TRUST
(INVESCO
TREASURER'S SERIES                                                                     EXPIRATION
TRUST)                              WAIVER DESCRIPTION                  EFFECTIVE DATE    DATE
------------------   -------------------------------------------------- -------------- ----------
Premier Portfolio    Invesco will waive advisory fees in the amount of     2/1/2011    12/31/2017
                     0.07% of the Fund's average daily net assets

Premier U.S.         Invesco will waive advisory fees in the amount of     2/1/2011    12/31/2017
Government Money     0.07% of the Fund's average daily net assets
Portfolio

Premier Tax-Exempt   Invesco will waive advisory fees in the amount of    06/01/2016   12/31/2017
Portfolio            0.05% of the Fund's average daily net assets

                                  EXHIBIT "B"

          AIM COUNSELOR SERIES TRUST (INVESCO COUNSELOR SERIES TRUST)

PORTFOLIO                                            EFFECTIVE DATE   COMMITTED UNTIL
---------                                          ------------------ ---------------
Invesco American Franchise Fund                    February 12, 2010   June 30, 2018
Invesco California Tax-Free Income Fund            February 12, 2010   June 30, 2018
Invesco Core Plus Bond Fund                           June 2, 2009     June 30, 2018
Invesco Equally-Weighted S&P 500 Fund              February 12, 2010   June 30, 2018
Invesco Equity and Income Fund                     February 12, 2010   June 30, 2018
Invesco Floating Rate Fund                            July 1, 2007     June 30, 2018
Invesco Global Real Estate Income Fund                July 1, 2007     June 30, 2018
Invesco Growth and Income Fund                     February 12, 2010   June 30, 2018
Invesco Low Volatility Equity Yield Fund              July 1, 2007     June 30, 2018
Invesco Pennsylvania Tax Free Income Fund          February 12, 2010   June 30, 2018
Invesco S&P 500 Index Fund                         February 12, 2010   June 30, 2018
Invesco Short Duration High Yield Municipal Fund   September 30, 2015  June 30, 2018
Invesco Small Cap Discovery Fund                   February 12, 2010   June 30, 2018
Invesco Strategic Real Return Fund                   April 30, 2014    June 30, 2018

                    AIM EQUITY FUNDS (INVESCO EQUITY FUNDS)

PORTFOLIO                                          EFFECTIVE DATE COMMITTED UNTIL
---------                                          -------------- ---------------
Invesco Charter Fund                                July 1, 2007   June 30, 2018
Invesco Diversified Dividend Fund                   July 1, 2007   June 30, 2018
Invesco Summit Fund                                 July 1, 2007   June 30, 2018

                     AIM FUNDS GROUP (INVESCO FUNDS GROUP)

FUND                                               EFFECTIVE DATE COMMITTED UNTIL
----                                               -------------- ---------------
Invesco European Small Company Fund                 July 1, 2007   June 30, 2018
Invesco Global Core Equity Fund                     July 1, 2007   June 30, 2018
Invesco International Small Company Fund            July 1, 2007   June 30, 2018
Invesco Small Cap Equity Fund                       July 1, 2007   June 30, 2018

                   AIM GROWTH SERIES (INVESCO GROWTH SERIES)

FUND                                                EFFECTIVE DATE   COMMITTED UNTIL
----                                               ----------------- ---------------
Invesco Alternative Strategies Fund                October 14, 2014   June 30, 2018
Invesco Convertible Securities Fund                February 12, 2010  June 30, 2018
Invesco Global Low Volatility Equity Yield Fund      July 1, 2007     June 30, 2018
Invesco Mid Cap Core Equity Fund                     July 1, 2007     June 30, 2018
Invesco Multi-Asset Inflation Fund                 October 14, 2014   June 30, 2018
Invesco Quality Income Fund                        February 12, 2010  June 30, 2018
Invesco Small Cap Growth Fund                        July 1, 2007     June 30, 2018

      AIM INTERNATIONAL MUTUAL FUNDS (INVESCO INTERNATIONAL MUTUAL FUNDS)

FUND                                                EFFECTIVE DATE   COMMITTED UNTIL
----                                               ----------------- ---------------
Invesco Asia Pacific Growth Fund                     July 1, 2007     June 30, 2018
Invesco European Growth Fund                         July 1, 2007     June 30, 2018
Invesco Global Growth Fund                           July 1, 2007     June 30, 2018
Invesco Global Opportunities Fund                   August 3, 2012    June 30, 2018
Invesco Global Responsibility Equity Fund            June 30, 2016    June 30, 2018
Invesco Global Small & Mid Cap Growth Fund           July 1, 2007     June 30, 2018
Invesco International Companies Fund               December 21, 2015  June 30, 2018
Invesco International Core Equity Fund               July 1, 2007     June 30, 2018
Invesco International Growth Fund                    July 1, 2007     June 30, 2018
Invesco Select Opportunities Fund                   August 3, 2012    June 30, 2018

                AIM INVESTMENT FUNDS (INVESCO INVESTMENT FUNDS)

FUND                                                 EFFECTIVE DATE   COMMITTED UNTIL
----                                               ------------------ ---------------
Invesco All Cap Market Neutral Fund                December 17, 2013   June 30, 2018
Invesco Balanced-Risk Allocation Fund/1/              May 29, 2009     June 30, 2018
Invesco Balanced-Risk Commodity Strategy Fund/2/   November 29, 2010   June 30, 2018
Invesco Developing Markets Fund                       July 1, 2007     June 30, 2018
Invesco Emerging Markets Equity Fund                  May 11, 2011     June 30, 2018
Invesco Emerging Markets Flexible Bond Fund/3/       June 14, 2010     June 30, 2018
Invesco Endeavor Fund                                 July 1, 2007     June 30, 2018
Invesco Global Health Care Fund                       July 1, 2007     June 30, 2018
Invesco Global Infrastructure Fund                    May 2, 2014      June 30, 2018
Invesco Global Market Neutral Fund                 December 17, 2013   June 30, 2018
Invesco Global Targeted Returns Fund/5/            December 17, 2013   June 30, 2018
Invesco Greater China Fund                            July 1, 2007     June 30, 2018
Invesco Long/Short Equity Fund                     December 17, 2013   June 30, 2018
Invesco Low Volatility Emerging Markets Fund       December 17, 2013   June 30, 2018
Invesco Macro Allocation Strategy Fund/4/          September 25, 2012  June 30, 2018
Invesco Macro International Equity Fund            December 17, 2013   June 30, 2018
Invesco Macro Long/Short Fund                      December 17, 2013   June 30, 2018
Invesco MLP Fund                                    August 29, 2014    June 30, 2018
Invesco Multi-Asset Income Fund/6/                 December 13, 2011   June 30, 2018
Invesco Pacific Growth Fund                        February 12, 2010   June 30, 2018
Invesco Select Companies Fund                         July 1, 2007     June 30, 2018
Invesco World Bond Fund                               July 1, 2007     June 30, 2018

     AIM INVESTMENT SECURITIES FUNDS (INVESCO INVESTMENT SECURITIES FUNDS)

FUND                                                EFFECTIVE DATE   COMMITTED UNTIL
----                                               ----------------- ---------------
Invesco Corporate Bond Fund                        February 12, 2010  June 30, 2018
Invesco Global Real Estate Fund                      July 1, 2007     June 30, 2018
Invesco Government Money Market Fund                 July 1, 2007     June 30, 2018
Invesco High Yield Fund                              July 1, 2007     June 30, 2018
Invesco Real Estate Fund                             July 1, 2007     June 30, 2018
Invesco Short Duration Inflation Protected Fund      July 1, 2007     June 30, 2018
Invesco Short Term Bond Fund                         July 1, 2007     June 30, 2018
Invesco U.S. Government Fund                         July 1, 2007     June 30, 2018

--------
/1/ Advisory fees to be waived by Invesco for Invesco Balanced-Risk Allocation Fund also include advisory fees that Invesco receives on the Uninvested Cash from the Affiliated Money Market Fund in which Invesco Cayman Commodity Fund I, Ltd. invests.
/2/ Advisory fees to be waived by Invesco for Invesco Balanced-Risk Commodity Strategy Fund also include advisory fees that Invesco receives on the Uninvested Cash from the Affiliated Money Market Fund in which Invesco Cayman Commodity Fund III, Ltd. invests.
/3/ Advisory fees to be waived by Invesco for Invesco Emerging Markets Flexible Bond Fund also include advisory fees that Invesco receives on the Uninvested Cash from the Affiliated Money Market Fund in which Invesco Emerging Markets Flexible Bond Cayman, Ltd. invests.
/4/ Advisory fees to be waived by Invesco for Invesco Macro Allocation Strategy Fund also include advisory fees that Invesco receives on the Uninvested Cash from the Affiliated Money Market Fund in which Invesco Cayman Commodity Fund V, Ltd. invests.
/5/ Advisory fees to be waived by Invesco for Invesco Global Targeted Returns Fund also include advisory fees that Invesco receives on the Uninvested Cash from the Affiliated Money Market Fund in which Invesco Cayman Commodity Fund VII, Ltd. invests.
/6/ Advisory fees to be waived by Invesco for Invesco Multi-Asset Income Fund also include advisory fees that Invesco receives on the Uninvested Cash from the Affiliated Money Market Fund in which Invesco Multi-Asset Income Cayman, Ltd. invests.

                    AIM SECTOR FUNDS (INVESCO SECTOR FUNDS)

FUND                                                EFFECTIVE DATE   COMMITTED UNTIL
----                                               ----------------- ---------------
Invesco American Value Fund                        February 12, 2010  June 30, 2018
Invesco Comstock Fund                              February 12, 2010  June 30, 2018
Invesco Energy Fund                                  July 1, 2007     June 30, 2018
Invesco Dividend Income Fund                         July 1, 2007     June 30, 2018
Invesco Gold & Precious Metals Fund                  July 1, 2007     June 30, 2018
Invesco Mid Cap Growth Fund                        February 12, 2010  June 30, 2018
Invesco Small Cap Value Fund                       February 12, 2010  June 30, 2018
Invesco Technology Fund                              July 1, 2007     June 30, 2018
Invesco Technology Sector Fund                     February 12, 2010  June 30, 2018
Invesco Value Opportunities Fund                   February 12, 2010  June 30, 2018

                AIM TAX-EXEMPT FUNDS (INVESCO TAX-EXEMPT FUNDS)

FUND                                                EFFECTIVE DATE   COMMITTED UNTIL
----                                               ----------------- ---------------
Invesco High Yield Municipal Fund                  February 12, 2010  June 30, 2018
Invesco Intermediate Term Municipal Income Fund    February 12, 2010  June 30, 2018
Invesco Municipal Income Fund                      February 12, 2010  June 30, 2018
Invesco New York Tax Free Income Fund              February 12, 2010  June 30, 2018
Invesco Tax-Exempt Cash Fund                         July 1, 2007     June 30, 2018
Invesco Limited Term Municipal Income Fund           July 1, 2007     June 30, 2018

        AIM VARIABLE INSURANCE FUNDS (INVESCO VARIABLE INSURANCE FUNDS)

FUND                                                EFFECTIVE DATE   COMMITTED UNTIL
----                                               ----------------- ---------------
Invesco V.I. American Franchise Fund               February 12, 2010  June 30, 2018
Invesco V.I. American Value Fund                   February 12, 2010  June 30, 2018
Invesco V.I. Balanced-Risk Allocation Fund/7/      December 22, 2010  June 30, 2018
Invesco V.I. Comstock Fund                         February 12, 2010  June 30, 2018
Invesco V.I. Core Equity Fund                        July 1, 2007     June 30, 2018
Invesco V.I. Core Plus Bond Fund                    April 30, 2015    June 30, 2018
Invesco V.I. Diversified Dividend Fund             February 12, 2010  June 30, 2018
Invesco V.I. Equally-Weighted S&P 500 Fund         February 12, 2010  June 30, 2018
Invesco V.I. Equity and Income Fund                February 12, 2010  June 30, 2018
Invesco V.I. Global Core Equity Fund               February 12, 2010  June 30, 2018
Invesco V.I. Global Health Care Fund                 July 1, 2007     June 30, 2018
Invesco V.I. Global Real Estate Fund                 July 1, 2007     June 30, 2018
Invesco V.I. Government Money Market Fund            July 1, 2007     June 30, 2018
Invesco V.I. Government Securities Fund              July 1, 2007     June 30, 2018
Invesco V.I. Growth and Income Fund                February 12, 2010  June 30, 2018
Invesco V.I. High Yield Fund                         July 1, 2007     June 30, 2018
Invesco V.I. International Growth Fund               July 1, 2007     June 30, 2018
Invesco V.I. Managed Volatility Fund                 July 1, 2007     June 30, 2018
Invesco V.I. Mid Cap Core Equity Fund                July 1, 2007     June 30, 2018
Invesco V.I. Mid Cap Growth Fund                   February 12, 2010  June 30, 2018
Invesco V.I. S&P 500 Index Fund                    February 12, 2010  June 30, 2018
Invesco V.I. Small Cap Equity Fund                   July 1, 2007     June 30, 2018
Invesco V.I. Technology Fund                         July 1, 2007     June 30, 2018
Invesco V.I. Value Opportunities Fund                July 1, 2007     June 30, 2018

/7/ Advisory fees to be waived by Invesco for Invesco V.I. Balanced-Risk Allocation Fund also include advisory fees that Invesco receives on the Uninvested Cash from the Affiliated Money Market Fund in which Invesco Cayman Commodity Fund IV, Ltd. invests.

                             INVESCO EXCHANGE FUND

FUND                                                 EFFECTIVE DATE   COMMITTED UNTIL
----                                               ------------------ ---------------
Invesco Exchange Fund                              September 30, 2015  June 30, 2018

                           INVESCO SECURITIES TRUST

FUND                                                EFFECTIVE DATE  COMMITTED UNTIL
----                                               ---------------- ---------------
Invesco Balanced-Risk Aggressive Allocation
  Fund/8/                                          January 16, 2013  June 30, 2018

                           INVESCO MANAGEMENT TRUST

FUND                                               EFFECTIVE DATE COMMITTED UNTIL
----                                               -------------- ---------------
Invesco Conservative Income Fund                    July 1, 2014   June 30, 2018

                               CLOSED-END FUNDS

FUND                                                 EFFECTIVE DATE   COMMITTED UNTIL
----                                               ------------------ ---------------
Invesco Advantage Municipal Income Trust II           May 15, 2012     June 30, 2018
Invesco Bond Fund                                   August 26, 2015    June 30, 2018
Invesco California Value Municipal Income Trust       May 15, 2012     June 30, 2018
Invesco Dynamic Credit Opportunities Fund             May 15, 2012     June 30, 2018
Invesco High Income 2023 Target Term Fund          November 28, 20016  June 30, 2018
Invesco High Income Trust II                          May 15, 2012     June 30, 2018
Invesco Municipal Income Opportunities Trust        August 26, 2015    June 30, 2018
Invesco Municipal Opportunity Trust                   May 15, 2012     June 30, 2018
Invesco Municipal Trust                               May 15, 2012     June 30, 2018
Invesco Pennsylvania Value Municipal Income Trust     May 15, 2012     June 30, 2018
Invesco Quality Municipal Income Trust              August 26, 2015    June 30, 2018
Invesco Senior Income Trust                           May 15, 2012     June 30, 2018
Invesco Trust for Investment Grade Municipals         May 15, 2012     June 30, 2018
Invesco Trust for Investment Grade New York
  Municipals                                          May 15, 2012     June 30, 2018
Invesco Value Municipal Income Trust                  June 1, 2010     June 30, 2018

/8/ Advisory fees to be waived by Invesco for Invesco Balanced-Risk Aggressive Allocation Fund also include advisory fees that Invesco receives on the Uninvested Cash from the Affiliated Money Market Fund in which Invesco Cayman Commodity Fund VI, Ltd. invests.